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                                                                    Exhibit 10.1

  Confidential Materials omitted and filed separately with the Securities and
                              Exchange Commission.
                          Asterisks denote omissions.

                                 FIRST AMENDMENT
                                       TO
                               MARKETING AGREEMENT
                                     BETWEEN
                      AT&T CORP AND STUDENT ADVANTAGE, INC.

         THIS FIRST AMENDMENT is effective as of April 19, 2000 (the "Amendment Date"), is made by and between AT&T Corp, a New York Corporation on behalf of itself and its affiliates ("AT&T"), and Student Advantage, Inc., a Delaware corporation on behalf of itself and its affiliates ("SA") and amends the Marketing Agreement between the parties effective February 1, 1998 (the "Marketing Agreement"). Except as otherwise stated, defined terms in this Amendment shall have the meanings ascribed to them in the Marketing Agreement.

                                 FIRST AMENDMENT

WHEREAS, AT&T has responded with timeliness and flexibility to requests by SA that AT&T consent to certain business opportunities pursued by SA over the course of the current academic year; and the number of Qualifying Applications received from students during the remaining portion of the 1999-2000 academic year is projected to exceed the original expectations of both parties; and

WHEREAS, the parties have agreed to pursue discussions regarding a possible restructuring of the Marketing Agreement and the Member Agreement.

THEREFORE, Pursuant to Section 4 of the Marketing Agreement, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

That, effective upon the issuance of the 1,250,001st Yearly Membership (the "Change Date") pursuant to ATTACHMENT D of the Member Agreement and ending on the day SA ceases distributing Yearly Memberships for the 1999-2000 academic year (the "Applicable Period"), subsection (d) of the last sentence of 5.4 of the Marketing Agreement will be replaced with the following:

"(d) for each Qualifying Application after the Change Date the rate shall be $[**]."

Furthermore, the parties agree that AT&T shall be entitled to a credit from SA in the amount of $[**] for each Membership after the Change Date which is generated by AT&T outside of the Marketing Agreement, including, without limitation, Campus Card, pre-enroll, or sales originating from att.com-related URLs (the "Credit"). The parties will reconcile the Credit based on the final AT&T Results Report for the 1999-2000 academic year (the "Results Report").

The parties estimate that the Change Date occurred on or about February 1, 2000, and agree that the precise date will be determined by mutual agreement based on the parties' records. In the event the parties are not able to reach such mutual agreement fixing the Change Date, the issue will be resolved by resort to the procedures set forth in section 10 ("Dispute Resolution") of the Marketing Agreement.


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After the Applicable Period, subsection (d) of the last sentence of 5.4 of the
Marketing Agreement will revert to the original language as written prior to this amendment and the Credit will no longer apply.

Except as specifically set forth herein, the provisions of the Marketing Agreement and the Member Agreement shall remain in full force and effect subject to the terms and conditions set forth therein.

IN WITNESS WHEREOF, the parties have duly executed and delivered this First Amendment as of the date last set forth below:

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

AT&T CORP.                                        STUDENT ADVANTAGE, INC.

By (signature) /s/ Brian W. Sullivan               By (signature)  /s/Christopher B. Andrews
--------------------------------------            ---------------------------------------------

Name     Brian W. Sullivan                         Name           Christopher B. Andrews
--------------------------------------            ---------------------------------------------

Title    College Market Director                   Title          V.P. Finance & Administration
--------------------------------------            ---------------------------------------------

Date     4/20/00                                   Date           4/19/00
--------------------------------------            ---------------------------------------------

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